UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Michael W. Stockton

Capital World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Kathryn A. Sanders

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Active management drives
our long-term results.

Special feature page 6

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2014

Capital World Growth and Income Fund seeks long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	-1.96%	7.74%	6.92%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.77% for Class A shares as of the prospectus dated February 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.70%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	Active management drives our long-term results.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
38	Board of trustees and other officers

Fellow investors:

Global equities advanced during Capital World Growth and Income Fund’s most recent fiscal year, bolstered by improving economic growth in a number of markets and aggressive central bank stimulus in Europe, Japan and China.

For the 12 months ended November 30, 2014, the fund generated a total return of 9.52%. This result exceeded the 8.04% gain of its primary benchmark, the MSCI All Country World Index (ACWI).* In comparison, the total return of the fund’s peer group, as measured by the Lipper Global Funds Index, was 7.59%. As you can see in the table below, the fund has surpassed both of these measures over its lifetime.

Capital World Growth and Income Fund seeks to provide investors with current income and long-term growth of capital. Quarterly dividend payments totaled $1.01 a share, which includes a special dividend of 13 cents a share paid in December. This amounted to an income return of 2.28% for those who reinvested dividends.

Economic and market overview

Many of the world’s stock markets ended the fiscal year in positive territory, driven largely by aggressive stimulus measures and upbeat economic news in the U.S. On balance, a strengthening U.S. dollar negatively affected returns for U.S.-based investors in non-U.S. companies. This meant that solid gains of stocks denominated in euros or yen, for example, were diminished or reduced to losses when converted to U.S. dollars.

European equities fluctuated as investors focused on weak economic growth, alarmingly low inflation and geopolitical conflict in Ukraine. European shares rallied in the closing weeks of the fiscal year, however, after repeated assertions from the European Central Bank (ECB) that it would sharply increase stimulus measures in the months ahead. The MSCI All Country Europe Index advanced 7.54% in local currency terms, but slipped -0.63% in U.S. dollar terms for the year ended November 30, 2014.

U.S. equities advanced, touching all-time highs in November, supported by robust corporate profit growth and an accelerating economy. In the third quarter, gross domestic product (GDP) increased an estimated 3.9% on an annualized basis. The rosy economic news boosted job numbers, which recorded gains on average of 258,000 positions per month for the 12 months

Results at a glance

For periods ended November 30, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	9.52%	10.01%	8.28%	11.26%
MSCI ACWI*	8.04	10.05	6.70	7.51
Lipper Global Funds Index	7.59	10.05	6.67	7.64

*	Results for MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Capital World Growth and Income Fund	1

ended November 30, 2014, dropping the unemployment rate to 5.8%.

Elsewhere, Japanese stocks rose 13.80%* in local currency terms, helped by a weaker yen. In U.S. dollar terms, however, Japanese shares slid –1.85%. Investors appeared largely undeterred by news that the nation’s economy had slipped into recession in the third quarter. The Indian market soared 36.07% in U.S. dollar terms, buoyed by the election of pro-reform Prime Minister Narendra Modi and better-than-expected growth. In China, stimulus measures and new reforms regarding state-owned enterprises have only partly offset concerns about slowing growth and political unrest in Hong Kong. Meanwhile, Russian stocks recorded some of the largest losses for U.S. dollar-based investors. Russia’s annexation of Crimea in March 2014 was met with sanctions, notably from the U.S. and European Union. A ceasefire was agreed to in early September, but the situation remains unstable. Russian stocks fell –28.89% as the ruble plummeted against the U.S. dollar, driven in part by the sanctions and plummeting oil prices.

Inside the portfolio

Economic and market conditions provide a useful backdrop, but careful, bottom-up stock selection serves as a key driver of the fund’s results. To read more about how the fund is managed, see the feature starting on page 6.

Select investments in the health care sector — including a number of the fund’s largest positions — delivered exceptional returns. Shares of U.S. biotechnology firm Amgen, the fund’s top holding, soared 44.91% on positive clinical trials for two new drugs (including a leukemia treatment that earned the FDA’s “breakthrough therapy” designation). The fund’s third largest holding, Gilead Sciences, benefited from strong sales of its blockbuster hepatitis C drug, Sovaldi, climbing 34.10%. Other equities that posted impressive returns in this category included AbbVie (42.83%), Novartis (22.48%) and Bayer (12.81%), all of which are among the fund’s top 10 investments.

Several industrials also were supportive. U.S. aerospace and defense companies General Dynamics (58.59%) and Lockheed Martin (35.22%) outpaced the broader market, as did Hong Kong-based conglomerate Jardine Matheson (23.18%).

Energy companies lost ground as oil prices slid throughout the period. Oil and gas companies BP (-16.70%), BG Group (-31.10%) and ConocoPhillips (-9.24%) all declined. Other holdings that posted negative returns were Korean semiconductor maker Samsung Electronics (-17.72%), Japanese telecommunications firm SoftBank (-17.09%) and French bank Société Générale (-13.70%).

Looking forward

While the U.S. recovery is gaining momentum, growth in several

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Largest equity holdings

(as of November 30, 2014)

Company	Country of domicile	Percent of net assets	12-month return

Amgen	United States	3.7%	44.91%
Novartis	Switzerland	2.7	22.48
Gilead Sciences	United States	2.1	34.10
Bayer	Germany	2.1	12.81
Altria Group	United States	2.1	35.91
Verizon Communications	United States	1.6	1.95
AbbVie	United States	1.6	42.83
Philip Morris International	United States	1.4	1.62
BP	United Kingdom	1.4	(16.70)
Google*	United States	1.3	3.54

*	12-month return for Google represents Class A shares only.

2	Capital World Growth and Income Fund

developed and emerging markets continues to slow or remains sluggish. High unemployment, low consumer demand and disturbing deflation numbers persist in Europe. That said, we are encouraged by a number of positive developments. The ECB is providing aggressive stimulus measures, including funding for small- and medium-size businesses. What’s more, the recent drop in oil prices effectively serves as a “tax cut” to consumers in Europe and elsewhere around the world — creating a healthy backdrop for increased spending. It’s important to note that weak economies don’t necessarily mean weak companies. Export-oriented businesses in both Europe and Japan stand to benefit when their local currencies decline.

As always, we remain vigilant in our search for new investment opportunities in markets around the world. We are confident that our active management process, supported by in-depth global research, can continue to serve investors well.

We are grateful for your ongoing support and commitment to long-term investing.

Cordially,

Mark E. Denning Vice Chairman and President	Michael Cohen Senior Vice President

January 8, 2015

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested*
(percent invested by country of domicile)

	Capital World Growth and Income Fund	MSCI All Country World Index†

Europe	35.3%	23.7%
United Kingdom	12.2	7.2
Switzerland	5.9	3.2
Germany	5.3	3.2
France	3.7	3.4
Sweden	1.8	1.1
Finland	1.5	.3
Spain	1.2	1.2
Other Europe	3.7	4.1

The Americas	42.0	57.0
United States	40.0	51.6
Canada	1.0	3.6
Other Americas	1.0	1.8

Asia/Pacific	15.5	18.1
Japan	3.8	7.1
Hong Kong	3.4	1.1
China	2.5	2.1
Thailand	1.4	.3
India	1.0	.8
Other Asia/Pacific	3.4	6.7

Other	.7	1.2

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.5	—

Total	100.0%	100.0%

*	Percent of net assets by country of domicile as of November 30, 2014.
†	The MSCI All Country World Index is weighted by market capitalization.

With this report, we bid farewell to Michael Thawley, trustee of Capital World Growth and Income Fund since 2007. After nine years with Capital Group as an international advisor — and before that five years as Australia’s ambassador to the U.S. — Michael has returned to his home country to take a senior government position. As a skilled and thoughtful analyst of political and economic developments around the world, Michael has been instrumental in helping the fund pursue its mission on behalf of investors. We thank him for his service.

Capital World Growth and Income Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends of $22,666 and reinvested capital gain distributions of $20,534.
[3]	Results calculated with capital gains reinvested.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period March 26, 1993, commencement of operations, through November 30, 1993.

$80,000
60,000
40,000
20,000
10,000
9,000

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2014)*

	1 year	5 years	10 years
Class A shares	3.21%	8.72%	7.64%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Year ended November 30	1993[6]	1994	1995	1996	1997	1998	1999
TOTAL VALUE							
Dividends reinvested	$144	295	421	506	488	478	440
Value at year-end	$10,782	11,592	13,841	17,118	19,917	23,007	27,396
Total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1

4	Capital World Growth and Income Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	5

Active management drives our long-term results.

Experience. Conviction. Selectivity. These qualities have played leading roles in helping Capital World Growth and Income Fund deliver a superior long-term track record.

6	Capital World Growth and Income Fund

As with any human endeavor, whether it is athletic competition, the performing arts or technological innovation, some people clearly perform at a higher-than-average level. — Mark Denning

The investment professionals who run the fund rely on active management, whereby investments are carefully selected for the portfolio based on their individual merits. Active management is one of two broad investing approaches used by mutual funds. The other is index — or passive — investing, whereby a fund closely adheres to the composition of its benchmark. For example, if a particular bank represents 0.5% of the market value of the MSCI All Country World Index (ACWI), then the index fund that tracks it seeks to have the bank constitute 0.5% of its portfolio.

Thanks to active management — with the help of an extensive global research effort and a long-term perspective — the fund has outpaced its primary benchmark, the MSCI ACWI, over its 21-year lifetime. In the following pages we look at how active management helps the managers of Capital World Growth and Income Fund pursue the fund’s objectives. We’ll also explore how selective investing has helped investment professionals manage the fund through periodic market extremes.

The problem with averages

Investors today are regularly bombarded by a growing number of voices in the media proclaiming that active managers cannot consistently beat index returns. Wouldn’t it make more sense to put your money in passive investments and accept what amounts (after fees) to slightly-below-average results?

Indeed, a close look at the data confirms that active managers have not consistently outpaced their benchmark indexes. “In my view, this is a flawed way of looking at the issue,” says Mark Denning, vice chairman and president of the fund and a portfolio manager. “As with any human endeavor, whether it is athletic competition, the performing arts or technological innovation, some people clearly perform at a higher-than-average level.”

Select active managers have delivered higher returns than their benchmarks over time. Returns for Capital World Growth and Income Fund bear this out. In addition to outpacing the MSCI ACWI over its lifetime, the fund has also exceeded the index over every rolling monthly 10-year period within its lifetime (see chart on page 8).

“There have been shorter time frames when the fund has not outpaced its benchmark,” notes Mark. “But I am gratified that the managers of the fund have, over time, been able to deliver a superior track record thanks to very deliberative stock picking and a patient, long-term approach. While our process may look unexciting in the short term, we have managed to add value for investors.

An emphasis on conviction

The fund is managed under The Capital System,SM a system that employs both individual accountability and teamwork. The fund is divided into portions that are managed independently by eight investment professionals with diverse backgrounds and investment approaches. An additional segment is managed by a group of analysts. Typically a manager will hold 40 to 60 stocks in their portion of the fund, and each is able to focus on only those ideas he or she feels most strongly about. As a result, there is broad diversification across the individual portfolios.

“Knowing I am one of several managers allows me the freedom to focus on the areas where I think I can do best,” says Eric Richter, a portfolio manager based in Washington, D.C. “I, for one, tend to be a value-oriented investor. What’s more, I grew up in the U.S., so I’m often partial to U.S. companies. In some periods it’s helpful, in others it’s not. But I am comfortable focusing only on my highest convictions because I know my colleagues have their own way of investing and are likely to have different points of view.”

For portfolio manager David Riley, who also is based in Washington, D.C., selective investing has led him to a large concentration of health care companies over the past year. He emphasizes, however, that this is not the result of a particularly favorable view of the sector overall.

“While I have a significant number of holdings in this area, it has nothing to do with any decision about the sector relative to index weightings. I made each decision individually, based on a company-specific, idiosyncratic thesis. In some cases the companies had very promising drug development pipelines and strong growth outlooks; others offered moderate dividend yields or an improving investor orientation.”

Global research drives decisions

To develop strong convictions and act on them, investment professionals must have a comprehensive understanding

Capital World Growth and Income Fund	7

of a company’s business prospects and whether the market has attached an appropriate value to the company. Convictions are built over time through extensive research as well as meetings with all of the company’s constituents — whether it’s management, the people on the factory floor, their competitors, customers or suppliers.

“Initially, you might develop a thesis that the company is attractive, and you might start with a small position,” says Sung Lee, a portfolio manager based in Singapore. “Over time, as you do additional research, meet more people connected to the company and become even more certain that this is an investment you want to hold for the long term, you may decide to increase the size of your investment. Given the market’s inevitable ups and downs, there will often be opportunities to add to positions at compelling prices.”

Given the thousands of companies that are within the fund’s investable universe, research is no small undertaking. For this reason the fund’s eight managers are supported by analysts based in research offices around the globe.

At Capital, the analyst role is considered a career path, so many of our analysts have spent years — even decades — covering the same companies and industries. This enables them to develop meaningful relationships with company management as well as competitors and suppliers. “Our analysts acquire in-depth company and industry knowledge through these connections,” says Joyce Gordon, a Los Angeles-based portfolio manager. “These efforts are central to what we do as portfolio managers. I highly value the analysts’ judgment and opinions about company management and the strategies they may be trying to employ. We are able to make well-informed choices and select the best ideas for our investors.”

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

A solid long-term track record, rooted in active management

The managers of Capital World Growth and Income Fund seek to generate superior returns over long stretches of time by selectively investing in established companies doing business in markets around the world. The fund has outpaced its primary benchmark, the MSCI ACWI, in all of the rolling monthly 10-year periods since it began operations. The chart shows ending values of a hypothetical $10,000 investment for 10-year periods beginning on each January 1 of the fund’s lifetime. As you can see, the fund outpaced the MSCI ACWI and Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks, in each 10-year period.

All periods ended December 31

Source: Standard & Poor’s, MSCI. Returns calculated at net asset value with all distributions reinvested. MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and net of withholding taxes thereafter. Market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

8	Capital World Growth and Income Fund

As part of the culture at Capital, we are encouraged to think beyond the here and now and make the most of market uncertainty. — Eric Richter

A long-term focus

Once they’ve developed a strong conviction in a company, the fund’s portfolio managers invest with the expectation of owning it for years — provided they believe the valuation continues to reflect the company’s future prospects.

In other words, if a portfolio manager is confident that a company has solid fundamentals and attractive long-term prospects, he or she will be patient and remain invested through volatile periods until they feel the stock’s value is recognized in its share price. “As part of the culture at Capital, we are encouraged to think beyond the here and now and make the most of market uncertainty,” Eric adds. “Sometimes there are opportunities to sell holdings; sometimes there are opportunities to invest in areas where people may be throwing out the baby with the bathwater.”

Managing through extremes

Throughout market history there have been periods when investors, overcome by emotion, have bid up prices of particular stocks or industries to excessive levels, so that the share prices no longer reflected the underlying value of the companies.

The time just prior to the Great Depression in the 1920s is one example. Likewise the period in the 1980s when share values for Japanese companies soared. In the late 1990s, information technology, telecommunications and media stocks rose to such exorbitant levels that those areas of the market accounted for nearly 50% of Standard & Poor’s 500 Composite Index. Ultimately, however, the market recognizes when valuations have become unreasonable, and stock prices reverse course.

“The problem with an index fund is that you are buying whatever the index comprises. If tech and telecom

Convictions are built
over time through
extensive research as
well as meetings with
all of the company’s
constituents.

Capital World Growth and Income Fund	9

As an active manager, I am not looking at index weightings but at a company’s quality, its absolute valuation, and its valuation relative to its own history and other areas of the market. — David Riley holdings make up 50% of an index, any investment in that index fund will reflect a 50% weighting to those areas,” David explains. “As an active manager, I am not looking at index weightings but at a company’s quality, its absolute valuation, and its valuation relative to its own history and other areas of the market. During a market bubble, I am able to adjust my portfolio and invest to a greater extent in companies that I believe represent compelling valuations. Hopefully, by doing so when appropriate, I will have an opportunity to add value for investors over time.”

After the tech and telecom bubble burst in March 2000 and during the two-and-a-half years that followed, the S&P 500 dropped by 47.35% and the MSCI ACWI lost nearly half its value. Some local markets recorded even greater declines. While Capital World Growth and Income Fund did not completely avoid the effects of this correction, its decline of 25.91% was not nearly as severe.

To be sure, active managers don’t always avoid severe declines. While the technology and telecom bubble was more or less isolated to certain market sectors, the correction that followed the global financial crisis in 2008 and 2009 was widespread, resulting in significant downturns across industries and regions. During that period, Capital World Growth and Income Fund fell almost as much as the broader market.

However, in the aftermath of the crisis, when many investors remained on the sidelines paralyzed by uncertainty, the fund’s managers were able to take advantage of the selloff and invest in what they believed were world-class global companies at compelling valuations. “Of course we had to be very selective and work closely with our analysts to try to determine which companies were going to thrive over the long term and which had been permanently impaired by the crisis,” Mark relates. “But I certainly started investing in more risky, growth-oriented stocks on the belief that many would rebound strongly in the coming years. Fortunately a number of those investments have been rewarding thus far.”

A measuring tool: no more, no less

Throughout its lifetime, the fund has diverged meaningfully from the index in many ways. “With the exception of some exporters, we’ve tended to avoid investing in Japan over the years — and it is meaningfully represented in the MSCI ACWI,” adds Mark. “More recently, however, we’ve been increasing our exposure to domestic-oriented Japanese businesses, partly because we are seeing greater yield opportunities.”

He stresses, however, that each investment in a Japanese company is based on the perceived valuation of the company. The index can be a valuable measuring tool — a gauge of the fund’s progress over a period of time, but the fund’s managers do not consider it a tool for making portfolio construction decisions.

“To be honest, I don’t really know what is in the index because I don’t look at it,” Eric admits. “I think of the universe in which I invest as the universe of larger market capitalization companies around the world. I assume that the majority of those are represented in the index, but when I think about the size of a company in my portfolio — or whether to put a company in my portfolio — I’m not thinking at all about what that means with regard to the index.”

Fund objectives light the way

Rather than pay attention to the

10	Capital World Growth and Income Fund

Once they’ve
developed a strong
conviction in a
company, the fund’s
portfolio managers
invest with the
expectation of owning
it for years — provided
they believe the
valuation continues to
reflect the company’s
future prospects.

index, the managers of Capital World Growth and Income Fund maintain their focus on the fund’s objectives: seeking to provide long-term growth of capital and current income. “The fund has had success in outpacing the index, and I believe that success is directly related to the fact that the fund has a disciplined mandate that has remained constant through the years,” says David. “This has helped us avoid trouble during periods of market excess.”

To help meet the fund’s income objective, Joyce looks closely at companies that she believes are likely to grow their dividends over time — something that requires a comprehensive understanding of company fundamentals as well as the intentions of their management teams. In other words, something a passively managed investment does not seek to do.

“The likelihood that a company will increase its dividend in the future is not solely based on current earnings,” explains Joyce. “It is based on the growth of earnings and what management intends to do with those earnings — whether they are amenable to paying them out as dividends or whether they are going to reinvest in the business. We have found that if you know management over a long period of time and they indicate that they are going to pay dividends, you can be pretty certain as to their sincerity. That is something that an index fund is not going to be able to evaluate.”

David agrees. “An index is not a mandate, but I believe the objectives, global scope and long-term perspective of Capital World Growth and Income Fund make it an appropriate choice for many investors.” ■

Capital World Growth and Income Fund	11

Summary investment portfolio November 30, 2014

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	40.31%
Euro zone*	15.05
United Kingdom	12.34
Switzerland	5.87
Japan	3.80
Hong Kong	3.37
China	2.46
Sweden	1.79
Thailand	1.35
Other countries	7.81
Short-term securities & other assets less liabilities	5.85

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks — 93.40%	Shares	Value (000)
Health care — 18.13%
Amgen Inc.	20,167,700	$3,333,922
Novartis AG	24,691,054	2,390,488
Gilead Sciences, Inc.[1]	18,857,668	1,891,801
Bayer AG	12,312,929	1,853,072
AbbVie Inc.	20,544,700	1,421,693
Roche Holding AG	2,114,700	633,698
St. Jude Medical, Inc.	8,644,800	587,501
Alexion Pharmaceuticals, Inc.[1]	2,974,400	579,711
Thermo Fisher Scientific Inc.	4,466,200	577,435
Other securities		2,945,134
		16,214,455

Financials — 14.73%
Prudential PLC	44,576,171	1,079,221
UBS Group AG1	43,262,786	777,229
Société Générale	12,791,989	634,932
AIA Group Ltd.	107,377,596	620,320
Link Real Estate Investment Trust	87,739,002	558,912
Barclays PLC	141,810,000	543,720
Siam Commercial Bank PCL	87,079,600	521,125
American International Group, Inc.	8,011,800	439,047
Other securities		7,999,387
		13,173,893

Industrials — 10.33%
ASSA ABLOY AB, Class B	16,137,785	877,098
Lockheed Martin Corp.	3,815,100	730,821
General Dynamics Corp.	4,376,300	636,139
Ryanair Holdings PLC (ADR)[1]	7,929,726	498,700
Schneider Electric SE	5,819,894	475,055
Other securities		6,017,859
		9,235,672

Consumer discretionary — 9.99%
Toyota Motor Corp.	11,871,000	731,646
Amazon.com, Inc.[1]	1,943,500	658,147
Volkswagen AG, nonvoting preferred	2,661,146	613,246
Home Depot, Inc.	5,548,800	551,551
General Motors Co.	13,831,347	462,382
Other securities		5,915,450
		8,932,422

12	Capital World Growth and Income Fund

	Shares	Value (000)
Information technology — 9.20%
Google Inc., Class A1	1,037,629	$569,741
Google Inc., Class C1	1,029,129	557,613
Texas Instruments Inc.	19,056,531	1,037,056
Oracle Corp.	16,420,000	696,372
Apple Inc.	4,429,700	526,824
Samsung Electronics Co. Ltd.	408,150	474,109
Other securities		4,366,578
		8,228,293

Consumer staples — 7.45%
Altria Group, Inc.	36,657,500	1,842,406
Philip Morris International Inc.	14,732,563	1,280,702
Nestlé SA	8,454,443	635,123
Other securities		2,904,576
		6,662,807

Energy — 5.55%
BP PLC	193,063,649	1,268,800
Royal Dutch Shell PLC, Class A (GBP denominated)	11,414,100	380,686
Royal Dutch Shell PLC, Class B	7,471,787	259,777
Royal Dutch Shell PLC, Class A (ADR)	897,500	59,603
Royal Dutch Shell PLC, Class A (EUR denominated)	1,686,000	56,318
Royal Dutch Shell PLC, Class B (ADR)	344,800	23,943
Other securities		2,917,622
		4,966,749

Utilities — 5.17%
Fortum Oyj	33,311,906	836,461
National Grid PLC	42,955,137	624,791
SSE PLC	23,217,973	595,532
ENDESA, SA	23,129,436	447,384
Dominion Resources, Inc.	5,767,422	418,427
Other securities		1,699,045
		4,621,640

Telecommunication services — 4.95%
Verizon Communications Inc.	28,234,133	1,428,365
SoftBank Corp.	9,974,700	669,323
TeliaSonera AB	65,760,715	469,259
CenturyLink, Inc.	10,822,000	441,213
Other securities		1,416,242
		4,424,402

Materials — 2.94%
Other securities		2,630,703

Miscellaneous — 4.96%
Other common stocks in initial period of acquisition		4,434,705

Total common stocks (cost: $60,827,488,000)		83,525,741

Preferred securities — 0.01%
Financials — 0.01%
Other securities		3,249

Total preferred securities (cost: $3,050,000)		3,249

Convertible stocks — 0.01%
Financials — 0.01%
Other securities		15,449

Total convertible stocks (cost: $10,438,000)		15,449

Capital World Growth and Income Fund	13

Convertible bonds — 0.07%	Principal amount (000)	Value (000)
Other — 0.07%
Other securities		$60,865

Total convertible bonds (cost: $57,035,000)		60,865

Bonds, notes & other debt instruments — 0.66%
Corporate bonds & notes — 0.49%
Energy — 0.05%
BP Capital Markets PLC 3.875% 2015	$7,320	7,389
Other securities		38,852
		46,241

Other — 0.44%
Other securities		395,697
Total corporate bonds & notes		441,938

Other bonds & notes — 0.17%
Other securities		146,569

Total bonds, notes & other debt instruments (cost: $514,301,000)		588,507

Short-term securities — 5.69%
Fannie Mae 0.05%–0.16% due 12/1/2014-8/17/2015	911,374	911,196
Federal Home Loan Bank 0.06%–0.17% due 12/3/2014-8/3/2015	922,628	922,415
Freddie Mac 0.06%–0.19% due 1/8/2015-11/23/2015	1,221,900	1,221,225
Other securities		2,030,140

Total short-term securities (cost: $5,084,789,000)		5,084,976
Total investment securities 99.84% (cost: $66,497,101,000)		89,278,787
Other assets less liabilities 0.16%		146,713

Net assets — 100.00%		$89,425,500

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $1,643,710,000, which represented 1.84% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes a portion of a security which was pledged as collateral. The total value of pledged collateral was $493,000, which represented less than .01% of the net assets of the fund.

14	Capital World Growth and Income Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $528,171,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 11/30/2014 (000)
Sales:
Australian dollars	12/17/2014	Barclays Bank PLC	$71,300	A$82,000	$1,588
Australian dollars	1/22/2015	UBS AG	$16,544	A$19,000	435
Euros	12/17/2014	Bank of America, N.A.	$12,881	€10,314	46
Euros	1/8/2015	Bank of America, N.A.	$93,535	€75,000	188
Japanese yen	12/8/2014	Bank of America, N.A.	$19,400	¥2,201,500	847
Japanese yen	12/17/2014	HSBC Bank	$31,331	¥3,627,000	757
Japanese yen	12/22/2014	Bank of New York Mellon	$67,921	¥8,000,000	477
Swiss francs	1/14/2015	Citibank	$139,739	CHF135,100	(240)
					$4,098

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/2014 (000)
ComfortDelGro Corp. Ltd.	135,100,000	—	10,197,000	124,903,000	$8,384	$249,173
Qantas Airways Ltd.[1,2]	125,158,600	—	125,158,600	—	—	—
					$8,384	$249,173

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Unaffiliated issuer at 11/30/2014.

Key to abbreviations and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

CHF = Swiss francs

EUR/€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

Capital World Growth and Income Fund	15

Financial statements

Statement of assets and liabilities
at November 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $66,372,850)	$89,029,614
Affiliated issuers (cost: $124,251)	249,173	$89,278,787
Cash denominated in currencies other than U.S. dollars (cost: $23,447)		23,447
Cash		4,616
Unrealized appreciation on open forward currency contracts		4,338
Receivables for:
Sales of investments	834,119
Sales of fund’s shares	61,482
Closed forward currency contracts	1,504
Dividends and interest	217,397	1,114,502
		90,425,690
Liabilities:
Unrealized depreciation on open forward currency contracts		240
Payables for:
Purchases of investments	826,232
Repurchases of fund’s shares	66,282
Investment advisory services	27,179
Services provided by related parties	44,036
Trustees’ deferred compensation	1,481
Other	34,740	999,950
Net assets at November 30, 2014		$89,425,500

Net assets consist of:
Capital paid in on shares of beneficial interest		$69,412,973
Undistributed net investment income		681,687
Accumulated net realized loss		(3,425,082)
Net unrealized appreciation		22,755,922
Net assets at November 30, 2014		$89,425,500

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,870,593 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$57,559,211	1,202,477	$47.87
Class B	782,182	16,430	47.61
Class C	4,582,109	96,791	47.34
Class F-1	3,860,957	80,811	47.78
Class F-2	4,167,521	87,091	47.85
Class 529-A	3,103,484	65,023	47.73
Class 529-B	76,735	1,612	47.59
Class 529-C	755,706	15,913	47.49
Class 529-E	130,285	2,734	47.65
Class 529-F-1	113,844	2,383	47.78
Class R-1	302,345	6,376	47.42
Class R-2	1,243,644	26,287	47.31
Class R-2E	235	5	47.84
Class R-3	2,629,484	55,279	47.57
Class R-4	2,274,649	47,623	47.76
Class R-5	1,509,050	31,507	47.90
Class R-6	6,334,059	132,251	47.89

See Notes to Financial Statements

16	Capital World Growth and Income Fund

Statement of operations
for the year ended November 30, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $127,843; also includes $8,384 from affiliates)	$2,852,592
Interest (net of non-U.S. taxes of $157)	60,101	$2,912,693
Fees and expenses*:
Investment advisory services	324,436
Distribution services	247,876
Transfer agent services	104,678
Administrative services	20,349
Reports to shareholders	3,578
Registration statement and prospectus	1,452
Trustees’ compensation	555
Auditing and legal	277
Custodian	7,850
State and local taxes	13
Other	4,031	715,095
Net investment income		2,197,598

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $125,369 net loss from affiliates)	5,590,671
Forward currency contracts	46,663
Currency transactions	(9,220)	5,628,114
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $24,701)	6,464
Forward currency contracts	(5,740)
Currency translations	(7,064)	(6,340)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		5,621,774

Net increase in net assets resulting from operations		$7,819,372

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Capital World Growth and Income Fund	17

Statements of changes in net assets
	(dollars in thousands)

	Year ended November 30
	2014	2013
Operations:
Net investment income	$2,197,598	$1,517,206
Net realized gain on investments, forward currency contracts and currency transactions	5,628,114	5,614,182
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(6,340)	9,738,949
Net increase in net assets resulting from operations	7,819,372	16,870,337

Dividends paid to shareholders from net investment income	(1,842,249)	(1,894,727)

Net capital share transactions	(289,946)	(1,392,761)

Total increase in net assets	5,687,177	13,582,849

Net assets:
Beginning of year	83,738,323	70,155,474
End of year (including undistributed net investment income: $681,687 and $295,636, respectively)	$89,425,500	$83,738,323

See Notes to Financial Statements

18	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Capital World Growth and Income Fund	19

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

20	Capital World Growth and Income Fund

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$16,214,455	$—	$—	$16,214,455
Financials	13,173,893	—	—	13,173,893
Industrials	9,235,672	—	—	9,235,672
Consumer discretionary	8,932,422	—	—	8,932,422
Information technology	8,228,293	—	—	8,228,293
Consumer staples	6,662,807	—	—	6,662,807
Energy	4,966,749	—	—	4,966,749
Utilities	4,621,640	—	—	4,621,640
Telecommunication services	4,424,402	—	—	4,424,402
Materials	2,630,703	—	—	2,630,703
Miscellaneous	4,434,705	—	—	4,434,705
Preferred securities	3,249	—	—	3,249
Convertible stocks	15,449	—	—	15,449
Convertible bonds	—	60,865	—	60,865
Bonds, notes & other debt instruments	—	588,507	—	588,507
Short-term securities	—	5,084,976	—	5,084,976
Total	$83,544,439	$5,734,348	$—	$89,278,787

Capital World Growth and Income Fund	21

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$4,338	$—	$4,338
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(240)	—	(240)
Total	$—	$4,098	$—	$4,098

* Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

22	Capital World Growth and Income Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of November 30, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$4,338	Unrealized depreciation on open forward currency contracts	$240
Forward currency	Receivables for closed forward currency contracts	1,504	Payables for closed forward currency contracts	—
		$5,842		$240

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$46,663	Net unrealized depreciation on forward currency contracts	$(5,740)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

Capital World Growth and Income Fund	23

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of November 30, 2014 (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$2,585	$—	$(2,254)	$—	$331
Bank of New York Mellon	477	—	(87)	—	390
Barclays Bank PLC	1,588	—	(1,480)	—	108
HSBC Bank	757	—	(564)	—	193
UBS AG	435	—	(311)	—	124
Total	$5,842	$—	$(4,696)	$—	$1,146
Liabilities:
Citibank	$240	$—	$(240)	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2014, the fund reclassified $70,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $30,772,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after November 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

24	Capital World Growth and Income Fund

As of November 30, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$952,310
Capital loss carryforward expiring 2017*	(3,412,000)
Gross unrealized appreciation on investment securities	24,202,055
Gross unrealized depreciation on investment securities	(1,701,068)
Net unrealized appreciation on investment securities	22,500,987
Cost of investment securities	66,777,800

*	Reflects the utilization of capital loss carryforward of $5,539,624,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2014		2013
Class A	$1,228,992		$1,274,323
Class B	13,909		23,731
Class C	66,490		82,518
Class F-1	86,543		90,167
Class F-2	75,715		59,671
Class 529-A	62,744		63,301
Class 529-B	1,175		1,877
Class 529-C	9,859		11,115
Class 529-E	2,362		2,471
Class 529-F-1	2,465		2,346
Class R-1	4,382		5,257
Class R-2	18,571		23,130
Class R-2E*	—	†
Class R-3	49,375		57,132
Class R-4	51,045		58,161
Class R-5	38,123		42,998
Class R-6	130,499		96,529
Total	$1,842,249		$1,894,727

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2014, the investment advisory services fee was $324,436,000, which was equivalent to an annualized rate of 0.374% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service

Capital World Growth and Income Fund	25

fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

26	Capital World Growth and Income Fund

For the year ended November 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$134,609		$73,641		$5,627		Not applicable
Class B	9,670		1,311		Not applicable		Not applicable
Class C	46,861		6,155		2,350		Not applicable
Class F-1	10,065		4,947		2,019		Not applicable
Class F-2	Not applicable		2,795		1,609		Not applicable
Class 529-A	6,609		3,070		1,495		$2,745
Class 529-B	893		107		45		83
Class 529-C	7,307		805		367		675
Class 529-E	628		78		63		116
Class 529-F-1	—		110		53		98
Class R-1	3,029		314		152		Not applicable
Class R-2	9,335		4,182		628		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	13,045		3,957		1,307		Not applicable
Class R-4	5,825		2,401		1,169		Not applicable
Class R-5	Not applicable		785		783		Not applicable
Class R-6	Not applicable		20		2,682		Not applicable
Total class-specific expenses	$247,876		$104,678		$20,349		$3,717

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $555,000 in the fund’s statement of operations includes $415,000 in current fees (either paid in cash or deferred) and a net increase of $140,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2014

Class A	$3,673,668	79,841	$1,203,606	26,200	$(5,874,971)	(127,306)	$(997,697)	(21,265)
Class B	5,360	118	13,755	301	(497,276)	(10,877)	(478,161)	(10,458)
Class C	383,627	8,422	64,781	1,422	(1,006,282)	(22,091)	(557,874)	(12,247)
Class F-1	1,013,291	22,081	85,090	1,858	(1,506,428)	(32,292)	(408,047)	(8,353)
Class F-2	1,781,356	38,120	68,652	1,488	(432,915)	(9,404)	1,417,093	30,204
Class 529-A	284,917	6,216	62,731	1,368	(303,854)	(6,601)	43,794	983
Class 529-B	1,374	30	1,175	26	(37,151)	(813)	(34,602)	(757)
Class 529-C	76,996	1,685	9,857	215	(91,013)	(1,985)	(4,160)	(85)
Class 529-E	12,129	264	2,362	52	(14,557)	(317)	(66)	(1)
Class 529-F-1	19,359	420	2,463	54	(15,426)	(335)	6,396	139
Class R-1	28,979	635	4,369	96	(53,959)	(1,181)	(20,611)	(450)
Class R-2	206,687	4,535	18,552	408	(344,915)	(7,567)	(119,676)	(2,624)
Class R-2E†	231	5	—	—	—	—	231	5
Class R-3	515,284	11,231	49,310	1,080	(765,034)	(16,724)	(200,440)	(4,413)
Class R-4	447,278	9,692	51,028	1,114	(764,373)	(16,567)	(266,067)	(5,761)
Class R-5	355,170	7,715	38,098	831	(610,650)	(13,168)	(217,382)	(4,622)
Class R-6	1,841,973	39,800	126,096	2,738	(420,746)	(9,126)	1,547,323	33,412
Total net increase (decrease)	$10,647,679	230,810	$1,801,925	39,251	$(12,739,550)	(276,354)	$(289,946)	(6,293)

Capital World Growth and Income Fund	27

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2013

Class A	$3,607,561	89,374	$1,246,185	31,546	$(6,323,389)	(157,734)	$(1,469,643)	(36,814)
Class B	13,182	319	23,434	600	(529,770)	(13,257)	(493,154)	(12,338)
Class C	343,943	8,582	80,216	2,057	(873,849)	(21,872)	(449,690)	(11,233)
Class F-1	835,729	20,643	88,796	2,250	(828,525)	(20,353)	96,000	2,540
Class F-2	688,961	16,836	52,747	1,334	(476,171)	(11,813)	265,537	6,357
Class 529-A	277,930	6,947	63,284	1,605	(289,080)	(7,230)	52,134	1,322
Class 529-B	1,641	41	1,877	48	(34,666)	(868)	(31,148)	(779)
Class 529-C	76,422	1,914	11,110	284	(85,963)	(2,157)	1,569	41
Class 529-E	12,630	315	2,471	63	(14,094)	(352)	1,007	26
Class 529-F-1	18,779	468	2,345	59	(16,628)	(414)	4,496	113
Class R-1	28,368	710	5,242	134	(63,044)	(1,599)	(29,434)	(755)
Class R-2	226,756	5,714	23,105	593	(358,963)	(9,033)	(109,102)	(2,726)
Class R-3	539,323	13,510	57,062	1,454	(767,051)	(19,197)	(170,666)	(4,233)
Class R-4	525,318	13,098	58,144	1,476	(805,854)	(20,055)	(222,392)	(5,481)
Class R-5	319,642	7,981	42,971	1,087	(424,288)	(10,498)	(61,675)	(1,430)
Class R-6	1,496,481	37,201	90,400	2,274	(363,481)	(9,124)	1,223,400	30,351
Total net increase (decrease)	$9,012,666	223,653	$1,849,389	46,864	$(12,254,816)	(305,556)	$(1,392,761)	(35,039)

*	Includes exchanges between share classes of the fund.
†	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $29,489,669,000 and $29,260,654,000, respectively, during the year ended November 30, 2014.

28	Capital World Growth and Income Fund

Financial highlights

		Income (loss) from investment operations[1]
			Net gains
			(losses) on							Ratio of
	Net asset	Net	securities		Dividends	Net asset			Ratio of	net income
	value,	investment	(both	Total from	(from net	value,		Net assets,	expenses to	(loss) to
	beginning	income	realized and	investment	investment	end	Total	end of period	average	average
	of period	(loss)[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)	net assets[2]	net assets[2]
Class A:
Year ended 11/30/2014	$44.68	$1.20	$3.00	$4.20	$(1.01)	$47.87	9.52%	$57,559	.77%	2.59%
Year ended 11/30/2013	36.75	.83	8.13	8.96	(1.03)	44.68	24.77	54,676	.80	2.05
Year ended 11/30/2012	32.57	.87	4.28	5.15	(.97)	36.75	16.14	46,323	.82	2.52
Year ended 11/30/2011	33.75	.94	(1.22)	(.28)	(.90)	32.57	(.99)	45,595	.79	2.67
Year ended 11/30/2010	33.80	.86	(.03)	.83	(.88)	33.75	2.57	52,156	.79	2.59
Class B:
Year ended 11/30/2014	44.42	.90	2.93	3.83	(.64)	47.61	8.69	782	1.52	1.96
Year ended 11/30/2013	36.53	.53	8.08	8.61	(.72)	44.42	23.83	1,194	1.56	1.31
Year ended 11/30/2012	32.37	.60	4.26	4.86	(.70)	36.53	15.27	1,433	1.57	1.76
Year ended 11/30/2011	33.53	.67	(1.21)	(.54)	(.62)	32.37	(1.74)	1,829	1.56	1.90
Year ended 11/30/2010	33.58	.60	(.03)	.57	(.62)	33.53	1.80	2,459	1.56	1.82
Class C:
Year ended 11/30/2014	44.19	.83	2.96	3.79	(.64)	47.34	8.65	4,582	1.57	1.82
Year ended 11/30/2013	36.36	.50	8.05	8.55	(.72)	44.19	23.79	4,819	1.60	1.26
Year ended 11/30/2012	32.23	.59	4.24	4.83	(.70)	36.36	15.19	4,373	1.61	1.73
Year ended 11/30/2011	33.40	.65	(1.21)	(.56)	(.61)	32.23	(1.77)	4,683	1.58	1.87
Year ended 11/30/2010	33.45	.59	(.02)	.57	(.62)	33.40	1.78	5,775	1.59	1.80
Class F-1:
Year ended 11/30/2014	44.59	1.21	2.97	4.18	(.99)	47.78	9.48	3,861	.81	2.62
Year ended 11/30/2013	36.68	.82	8.11	8.93	(1.02)	44.59	24.75	3,976	.82	2.03
Year ended 11/30/2012	32.51	.87	4.28	5.15	(.98)	36.68	16.16	3,177	.80	2.52
Year ended 11/30/2011	33.69	.93	(1.22)	(.29)	(.89)	32.51	(1.02)	3,299	.80	2.66
Year ended 11/30/2010	33.74	.86	(.03)	.83	(.88)	33.69	2.58	3,827	.80	2.60
Class F-2:
Year ended 11/30/2014	44.67	1.23	3.07	4.30	(1.12)	47.85	9.76	4,168	.53	2.66
Year ended 11/30/2013	36.74	.94	8.13	9.07	(1.14)	44.67	25.13	2,541	.54	2.31
Year ended 11/30/2012	32.56	.97	4.28	5.25	(1.07)	36.74	16.43	1,857	.54	2.80
Year ended 11/30/2011	33.75	1.02	(1.22)	(.20)	(.99)	32.56	(.75)	1,401	.54	2.91
Year ended 11/30/2010	33.79	.94	(.02)	.92	(.96)	33.75	2.86	1,464	.54	2.84
Class 529-A:
Year ended 11/30/2014	44.55	1.15	3.00	4.15	(.97)	47.73	9.43	3,104	.86	2.50
Year ended 11/30/2013	36.65	.80	8.10	8.90	(1.00)	44.55	24.67	2,853	.88	1.97
Year ended 11/30/2012	32.49	.84	4.27	5.11	(.95)	36.65	16.04	2,299	.89	2.45
Year ended 11/30/2011	33.67	.91	(1.21)	(.30)	(.88)	32.49	(1.06)	2,023	.85	2.61
Year ended 11/30/2010	33.72	.84	(.02)	.82	(.87)	33.67	2.54	1,972	.84	2.54
Class 529-B:
Year ended 11/30/2014	44.40	.83	2.95	3.78	(.59)	47.59	8.57	77	1.65	1.80
Year ended 11/30/2013	36.52	.48	8.08	8.56	(.68)	44.40	23.69	105	1.67	1.20
Year ended 11/30/2012	32.36	.57	4.26	4.83	(.67)	36.52	15.11	115	1.69	1.65
Year ended 11/30/2011	33.53	.63	(1.21)	(.58)	(.59)	32.36	(1.84)	134	1.65	1.80
Year ended 11/30/2010	33.58	.57	(.02)	.55	(.60)	33.53	1.72	167	1.65	1.74

See page 31 for footnotes.

Capital World Growth and Income Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
			(losses) on									Ratio of
	Net asset	Net	securities		Dividends	Net asset				Ratio of		net income
	value,	investment	(both	Total from	(from net	value,		Net assets,		expenses to		(loss) to
	beginning	income	realized and	investment	investment	end	Total	end of period		average		average
	of period	(loss)[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)		net assets[2]		net assets[2]
Class 529-C:
Year ended 11/30/2014	$44.33	$.79	$2.99	$3.78	$(.62)	$47.49	8.57%	$756		1.64%		1.73%
Year ended 11/30/2013	36.48	.48	8.07	8.55	(.70)	44.33	23.69	709		1.66		1.19
Year ended 11/30/2012	32.34	.57	4.25	4.82	(.68)	36.48	15.14	582		1.68		1.66
Year ended 11/30/2011	33.51	.63	(1.20)	(.57)	(.60)	32.34	(1.84)	527		1.65		1.81
Year ended 11/30/2010	33.57	.58	(.03)	.55	(.61)	33.51	1.71	526		1.64		1.75
Class 529-E:
Year ended 11/30/2014	44.48	1.04	2.99	4.03	(.86)	47.65	9.16	130		1.09		2.27
Year ended 11/30/2013	36.59	.70	8.10	8.80	(.91)	44.48	24.36	122		1.11		1.74
Year ended 11/30/2012	32.44	.76	4.26	5.02	(.87)	36.59	15.78	99		1.13		2.20
Year ended 11/30/2011	33.61	.82	(1.21)	(.39)	(.78)	32.44	(1.31)	89		1.12		2.33
Year ended 11/30/2010	33.67	.74	(.03)	.71	(.77)	33.61	2.21	87		1.13		2.25
Class 529-F-1:
Year ended 11/30/2014	44.60	1.25	3.00	4.25	(1.07)	47.78	9.66	114		.64		2.71
Year ended 11/30/2013	36.68	.89	8.12	9.01	(1.09)	44.60	24.98	100		.66		2.19
Year ended 11/30/2012	32.51	.91	4.28	5.19	(1.02)	36.68	16.27	78		.67		2.65
Year ended 11/30/2011	33.70	.98	(1.21)	(.23)	(.96)	32.51	(.84)	66		.64		2.81
Year ended 11/30/2010	33.75	.91	(.02)	.89	(.94)	33.70	2.74	59		.63		2.75
Class R-1:
Year ended 11/30/2014	44.26	.84	2.98	3.82	(.66)	47.42	8.69	302		1.54		1.83
Year ended 11/30/2013	36.42	.52	8.06	8.58	(.74)	44.26	23.84	302		1.55		1.30
Year ended 11/30/2012	32.29	.61	4.24	4.85	(.72)	36.42	15.27	276		1.56		1.79
Year ended 11/30/2011	33.46	.66	(1.20)	(.54)	(.63)	32.29	(1.75)	275		1.56		1.90
Year ended 11/30/2010	33.52	.60	(.02)	.58	(.64)	33.46	1.80	269		1.56		1.84
Class R-2:
Year ended 11/30/2014	44.17	.85	2.96	3.81	(.67)	47.31	8.69	1,244		1.52		1.86
Year ended 11/30/2013	36.35	.54	8.04	8.58	(.76)	44.17	23.88	1,277		1.51		1.35
Year ended 11/30/2012	32.22	.61	4.24	4.85	(.72)	36.35	15.30	1,150		1.55		1.78
Year ended 11/30/2011	33.39	.66	(1.20)	(.54)	(.63)	32.22	(1.75)	1,124		1.56		1.90
Year ended 11/30/2010	33.45	.59	(.03)	.56	(.62)	33.39	1.77	1,259		1.57		1.81
Class R-2E:
Period from 8/29/2014 to 11/30/2014[5,6]	47.71	.12	.21	.33	(.20)	47.84	.70 [7]	—	[8]	.30	[4,7]	.26	[4,7]
Class R-3:
Year ended 11/30/2014	44.40	1.05	2.98	4.03	(.86)	47.57	9.18	2,629		1.09		2.28
Year ended 11/30/2013	36.53	.71	8.08	8.79	(.92)	44.40	24.41	2,651		1.09		1.76
Year ended 11/30/2012	32.38	.77	4.25	5.02	(.87)	36.53	15.81	2,335		1.10		2.23
Year ended 11/30/2011	33.56	.82	(1.21)	(.39)	(.79)	32.38	(1.32)	2,159		1.10		2.36
Year ended 11/30/2010	33.61	.75	(.02)	.73	(.78)	33.56	2.27	2,311		1.10		2.29

30	Capital World Growth and Income Fund

		Income (loss) from investment operations[1]
			Net gains
			(losses) on							Ratio of
	Net asset	Net	securities		Dividends	Net asset			Ratio of	net income
	value,	investment	(both	Total from	(from net	value,		Net assets,	expenses to	(loss) to
	beginning	income	realized and	investment	investment	end	Total	end of period	average	average
	of period	(loss)[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)	net assets[2]	net assets[2]
Class R-4:
Year ended 11/30/2014	$44.58	$1.19	$2.99	$4.18	$(1.00)	$47.76	9.49%	$2,275	.79%	2.59%
Year ended 11/30/2013	36.67	.83	8.11	8.94	(1.03)	44.58	24.78	2,380	.80	2.07
Year ended 11/30/2012	32.50	.87	4.28	5.15	(.98)	36.67	16.13	2,159	.80	2.53
Year ended 11/30/2011	33.68	.93	(1.22)	(.29)	(.89)	32.50	(.98)	1,972	.80	2.66
Year ended 11/30/2010	33.73	.85	(.02)	.83	(.88)	33.68	2.56	2,062	.81	2.58
Class R-5:
Year ended 11/30/2014	44.70	1.35	2.99	4.34	(1.14)	47.90	9.83	1,509	.49	2.93
Year ended 11/30/2013	36.77	.96	8.12	9.08	(1.15)	44.70	25.15	1,615	.49	2.37
Year ended 11/30/2012	32.59	.98	4.28	5.26	(1.08)	36.77	16.49	1,381	.50	2.84
Year ended 11/30/2011	33.77	1.04	(1.22)	(.18)	(1.00)	32.59	(.71)	1,273	.50	2.95
Year ended 11/30/2010	33.81	.95	(.02)	.93	(.97)	33.77	2.89	1,371	.50	2.85
Class R-6:
Year ended 11/30/2014	44.70	1.31	3.04	4.35	(1.16)	47.89	9.87	6,334	.44	2.83
Year ended 11/30/2013	36.77	.97	8.13	9.10	(1.17)	44.70	25.21	4,418	.45	2.38
Year ended 11/30/2012	32.59	.99	4.29	5.28	(1.10)	36.77	16.55	2,518	.45	2.86
Year ended 11/30/2011	33.77	1.03	(1.19)	(.16)	(1.02)	32.59	(.65)	1,731	.45	2.97
Year ended 11/30/2010	33.82	.98	(.04)	.94	(.99)	33.77	2.92	1,158	.46	2.97

	Year ended November 30
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	36%	24%	23%	27%	25%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.34 and .73 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[8]	Amount less than $1 million.

See Notes to Financial Statements

Capital World Growth and Income Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund (the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
January 8, 2015

32	Capital World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2014, through November 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Growth and Income Fund	33

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	6/1/2014	11/30/2014	during period*	expense ratio
Class A — actual return	$1,000.00	$1,019.10	$3.90	.77%
Class A — assumed 5% return	1,000.00	1,021.21	3.90	.77
Class B — actual return	1,000.00	1,015.33	7.63	1.51
Class B — assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class C — actual return	1,000.00	1,015.02	7.88	1.56
Class C — assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class F-1 — actual return	1,000.00	1,019.00	4.10	.81
Class F-1 — assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 — actual return	1,000.00	1,020.35	2.68	.53
Class F-2 — assumed 5% return	1,000.00	1,022.41	2.69	.53
Class 529-A — actual return	1,000.00	1,018.75	4.30	.85
Class 529-A — assumed 5% return	1,000.00	1,020.81	4.31	.85
Class 529-B — actual return	1,000.00	1,014.76	8.28	1.64
Class 529-B — assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-C — actual return	1,000.00	1,014.62	8.23	1.63
Class 529-C — assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class 529-E — actual return	1,000.00	1,017.33	5.51	1.09
Class 529-E — assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class 529-F-1 — actual return	1,000.00	1,019.82	3.19	.63
Class 529-F-1 — assumed 5% return	1,000.00	1,021.91	3.19	.63
Class R-1 — actual return	1,000.00	1,015.31	7.78	1.54
Class R-1 — assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 — actual return	1,000.00	1,015.23	7.63	1.51
Class R-2 — assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2E — actual return†	1,000.00	1,007.03	3.02	1.18
Class R-2E — assumed 5% return†	1,000.00	1,019.15	5.97	1.18
Class R-3 — actual return	1,000.00	1,017.57	5.51	1.09
Class R-3 — assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 — actual return	1,000.00	1,018.96	4.00	.79
Class R-4 — assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5 — actual return	1,000.00	1,020.65	2.48	.49
Class R-5 — assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 — actual return	1,000.00	1,020.73	2.23	.44
Class R-6 — assumed 5% return	1,000.00	1,022.86	2.23	.44

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 183 days.

34	Capital World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2014:

Foreign taxes	$0.07 per share
Foreign source income	$1.21 per share
Qualified dividend income	100%
Corporate dividends received deduction	$782,115,000
U.S. government income that may be exempt from state taxation	$1,304,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

Capital World Growth and Income Fund	35

Approval of Investment Advisory and Service Agreement

Capital World Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI All Country World Index and the Lipper Global Funds Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime and 10-year periods and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to other similar funds included in the Lipper Global Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

36	Capital World Growth and Income Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital World Growth and Income Fund	37

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Robert J. Denison, 1941	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 1946	2010	Private investor	74	The Swiss Helvetia Fund, Inc.
Koichi Itoh, 1940	2005	Chairman, Itoh Building Co., Ltd. (building management)	6	None
Merit E. Janow, 1958 Chairman of the Board (Independent and Non-Executive)	2001	Dean and Professor, Columbia University, School of International and Public Affairs	71	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Stefanie Powers, 1942	1993-1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 1956	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, PhD, 1949	2001	President and University Professor, The University of Tulsa	71	None

Interested trustee[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mark E. Denning, 1957 Vice Chairman and President	1993	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	Capital World Growth and Income Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2008	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
L. Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[6]
Michael Cohen, 1961 Senior Vice President	2014	Vice Chairman and Senior Vice President, Capital International Limited;[6] Partner — Capital International Investors, Capital International Limited;[6]
Partner — Capital International Investors, Capital Bank and Trust Company;[6]
		Director, Capital Research and Management Company
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
David M. Riley, 1967 Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Alexander G. Sheynkman, 1963 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2003	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Michael Cohen, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital World Growth and Income Fund	39

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2014, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$110,000
2014	$129,000

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$8,000
2014	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$32,000
2014	$44,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$4,000
2014	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $44,000 for fiscal year 2013 and $52,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income Fund®
Investment portfolio
November 30, 2014
Common stocks 93.40% Health care 18.13%	Shares	Value (000)
Amgen Inc.	20,167,700	$3,333,922
Novartis AG	24,691,054	2,390,488
Gilead Sciences, Inc.[1]	18,857,668	1,891,801
Bayer AG	12,312,929	1,853,072
AbbVie Inc.	20,544,700	1,421,693
Roche Holding AG	2,114,700	633,698
St. Jude Medical, Inc.	8,644,800	587,501
Alexion Pharmaceuticals, Inc.[1]	2,974,400	579,711
Thermo Fisher Scientific Inc.	4,466,200	577,435
Stryker Corp.	3,871,382	359,690
UnitedHealth Group Inc.	3,401,800	335,520
Teva Pharmaceutical Industries Ltd. (ADR)	5,822,223	331,750
UCB SA	3,251,500	255,212
ResMed Inc.	4,701,500	250,120
Medtronic, Inc.	3,237,000	239,117
Boston Scientific Corp.[1]	18,208,800	234,347
Aetna Inc.	2,415,000	210,685
Grifols, SA, Class B, non-registered shares	4,586,090	169,540
Grifols, SA, Class B (ADR)	604,061	22,495
Edwards Lifesciences Corp.[1]	1,030,000	133,570
GlaxoSmithKline PLC	5,646,000	131,131
Sonic Healthcare Ltd.	7,365,000	109,408
Fisher & Paykel Healthcare Corp. Ltd.	19,839,600	85,221
Teleflex Inc.	649,000	77,328
		16,214,455
Financials 14.73%
Prudential PLC	44,576,171	1,079,221
UBS Group AG1	43,262,786	777,229
Société Générale	12,791,989	634,932
AIA Group Ltd.	107,377,596	620,320
Link Real Estate Investment Trust	87,739,002	558,912
Barclays PLC	141,810,000	543,720
Siam Commercial Bank PCL	87,079,600	521,125
American International Group, Inc.	8,011,800	439,047
Credit Suisse Group AG	13,483,897	360,501
Fibra Uno Administración, SA de CV	106,475,000	357,727
Aviva PLC	44,761,685	355,637
HSBC Holdings PLC (HKD denominated)	23,561,901	234,103
HSBC Holdings PLC (GBP denominated)	9,858,953	98,221
Wharf (Holdings) Ltd.	45,235,000	326,361
HDFC Bank Ltd.	20,872,488	321,942
Industrial and Commercial Bank of China Ltd., Class H	464,912,535	315,341
China Construction Bank Corp., Class H	388,840,735	294,831
Aberdeen Asset Management PLC	39,427,682	277,430
Agricultural Bank of China, Class H	557,521,000	264,565
Bankia, SA1	150,285,000	263,669
Capital World Growth and Income Fund — Page 1 of 9

Common stocks Financials (continued)	Shares	Value (000)
Crown Castle International Corp.	3,066,792	$254,820
Deutsche Börse AG	3,464,600	253,271
UniCredit SpA	29,333,556	216,991
BB&T Corp.	4,850,000	182,312
Sampo Oyj, Class A	3,653,740	180,354
Goldman Sachs Group, Inc.	938,858	176,890
Lloyds Banking Group PLC[1]	140,630,100	176,726
Mizuho Financial Group, Inc.	97,110,000	167,346
CIT Group Inc.	3,405,000	166,164
Sun Hung Kai Properties Ltd.	10,766,166	157,434
HCP, Inc.	3,487,096	156,222
Assicurazioni Generali SpA	7,181,400	155,394
BNP Paribas SA	2,413,303	154,828
Citigroup Inc.	2,750,000	148,418
ING Groep NV, depository receipts[1]	9,625,000	141,082
Progressive Corp.	4,995,000	136,064
RSA Insurance Group PLC[1]	17,840,557	130,640
Woori Bank[1]	12,625,314	121,929
ICICI Bank Ltd.	4,135,000	116,903
Bank of China Ltd., Class H	223,312,000	115,185
Mitsubishi UFJ Financial Group, Inc.	18,500,000	107,006
Starwood Property Trust, Inc.	4,355,000	104,781
Sumitomo Mitsui Financial Group, Inc.	2,669,600	100,670
Eurobank Ergasias SA1	290,445,482	89,989
CME Group Inc., Class A	1,037,200	87,789
Wells Fargo & Co.	1,585,700	86,389
Cheung Kong (Holdings) Ltd.	4,340,000	79,638
Hang Seng Bank Ltd.	4,637,000	77,254
KASIKORNBANK PCL, nonvoting depository receipts	10,200,000	76,729
Sumitomo Mitsui Trust Holdings, Inc.	17,903,000	74,436
Svenska Handelsbanken AB, Class A	1,500,000	73,277
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	5,820,800	66,532
Principal Financial Group, Inc.	1,150,000	61,261
Samsung Card Co., Ltd.	1,091,919	47,256
Public Storage	145,000	27,206
Home Loan Servicing Solutions, Ltd.	1,285,000	25,109
Weyerhaeuser Co.[1]	500,000	17,655
JPMorgan Chase & Co.	235,000	14,138
Henderson Land Development Co. Ltd.	443,050	2,971
		13,173,893
Industrials 10.33%
ASSA ABLOY AB, Class B	16,137,785	877,098
Lockheed Martin Corp.	3,815,100	730,821
General Dynamics Corp.	4,376,300	636,139
Ryanair Holdings PLC (ADR)[1]	7,929,726	498,700
Schneider Electric SE	5,819,894	475,055
Jardine Matheson Holdings Ltd.	6,058,000	376,989
CSX Corp.	9,485,865	346,139
KONE Oyj, Class B	7,410,000	341,150
easyJet PLC	13,129,510	339,436
Babcock International Group PLC	17,109,153	304,247
BAE Systems PLC	39,129,956	294,430
Nielsen NV	6,586,891	275,134
ComfortDelGro Corp. Ltd.[2]	124,903,000	249,173
Capital World Growth and Income Fund — Page 2 of 9

Common stocks Industrials (continued)	Shares	Value (000)
Union Pacific Corp.	2,129,400	$248,650
Deutsche Post AG	7,475,000	248,480
General Electric Co.	8,850,000	234,437
United Parcel Service, Inc., Class B	2,000,000	219,840
Danaher Corp.	2,500,000	208,900
Waste Management, Inc.	4,200,000	204,666
Bunzl PLC	7,326,600	204,654
Cummins Inc.	1,346,164	196,028
Emerson Electric Co.	3,000,000	191,250
Singapore Technologies Engineering Ltd	70,479,000	182,241
Airbus Group NV	2,436,870	148,563
PACCAR Inc	1,885,000	126,333
Bureau Veritas SA	4,483,661	107,033
Rexel SA	5,559,375	103,002
Industries Qatar QSC	1,869,119	98,049
Kühne + Nagel International AG	720,000	96,994
AB Volvo, Class B	8,324,080	91,109
VINCI, SA	1,662,070	89,911
Andritz AG	1,605,000	86,794
ITOCHU Corp.	7,535,000	86,735
Caterpillar Inc.	818,200	82,311
SGS SA	36,826	79,696
Norfolk Southern Corp.	712,000	79,488
Siemens AG	356,000	42,153
United Technologies Corp.	300,000	33,024
Contax Participações SA, units	152,400	820
		9,235,672
Consumer discretionary 9.99%
Toyota Motor Corp.	11,871,000	731,646
Amazon.com, Inc.[1]	1,943,500	658,147
Volkswagen AG, nonvoting preferred	2,661,146	613,246
Home Depot, Inc.	5,548,800	551,551
General Motors Co.	13,831,347	462,382
ProSiebenSat.1 Media AG	9,745,525	416,540
Netflix, Inc.[1]	1,149,142	398,281
DIRECTV[1]	4,099,200	359,541
Kingfisher PLC	67,581,398	329,776
Daimler AG	3,325,250	280,530
Comcast Corp., Class A	4,883,000	278,526
Renault SA	3,429,223	275,306
Johnson Controls, Inc.	5,426,325	271,316
Intercontinental Hotels Group PLC	5,871,901	248,877
SJM Holdings Ltd.	113,915,000	226,217
Whitbread PLC	3,047,208	218,609
Nissan Motor Co., Ltd.	22,578,000	210,902
NIKE, Inc., Class B	2,000,000	198,580
Kering SA	933,863	193,009
Fuji Heavy Industries Ltd.	5,035,000	183,207
Daily Mail and General Trust PLC, Class A, nonvoting	13,740,000	180,940
Galaxy Entertainment Group Ltd.	26,272,000	179,384
Bayerische Motoren Werke AG	1,187,293	135,842
Sands China Ltd.	19,073,100	114,243
Priceline Group Inc.[1]	89,000	103,257
MGM Resorts International[1]	4,412,000	100,638
Capital World Growth and Income Fund — Page 3 of 9

Common stocks Consumer discretionary (continued)	Shares	Value (000)
H & M Hennes & Mauritz AB, Class B	2,170,000	$92,967
Wynn Resorts, Ltd.	517,800	92,484
Industria de Diseño Textil, SA	3,110,000	90,611
Inchcape PLC	7,730,000	86,865
MGM China Holdings Ltd.	27,670,000	83,671
WPP PLC	3,983,700	83,489
Melco Crown Entertainment Ltd. (ADR)	3,125,584	80,890
RTL Group SA, non-registered shares	770,000	74,196
Prada SpA	10,700,000	69,264
William Hill PLC	12,439,534	65,176
Wynn Macau, Ltd.	14,418,000	47,038
Darden Restaurants, Inc.	741,400	42,252
Stella International Holdings Ltd.	8,238,000	22,680
Bajaj Auto Ltd.	507,911	21,614
Ladbrokes PLC	12,101,600	21,066
adidas AG	258,192	20,722
Darty PLC	16,230,500	16,944
		8,932,422
Information technology 9.20%
Google Inc., Class A1	1,037,629	569,741
Google Inc., Class C1	1,029,129	557,613
Texas Instruments Inc.	19,056,531	1,037,056
Oracle Corp.	16,420,000	696,372
Apple Inc.	4,429,700	526,824
Samsung Electronics Co. Ltd.	408,150	474,109
Motorola Solutions, Inc.	5,728,940	376,506
Delta Electronics, Inc.	51,958,873	313,961
Accenture PLC, Class A	3,415,000	294,817
Automatic Data Processing, Inc.	3,305,000	283,040
Baidu, Inc., Class A (ADR)[1]	1,033,300	253,272
AAC Technologies Holdings Inc.	37,127,000	218,552
Analog Devices, Inc.	3,970,186	216,931
Quanta Computer Inc.	84,374,595	209,931
Western Union Co.	11,294,000	209,843
TE Connectivity Ltd.	3,036,400	194,937
Hewlett-Packard Co.	4,675,000	182,606
Yahoo! Inc.[1]	3,423,798	177,147
Maxim Integrated Products, Inc.	5,723,000	169,229
MediaTek Inc.	11,149,000	167,519
ASML Holding NV	1,425,600	150,655
Murata Manufacturing Co., Ltd.	1,230,500	132,984
STMicroelectronics NV	17,570,000	131,764
Cisco Systems, Inc.	4,505,000	124,518
Tata Consultancy Services Ltd.	2,426,146	103,333
HOYA Corp.	2,763,000	98,255
Alibaba Group Holding Ltd. (ADR)[1]	861,380	96,164
SAP SE	1,336,000	94,224
Nintendo Co., Ltd.	540,000	62,614
Avago Technologies Ltd.	612,000	57,161
Microsoft Corp.	975,000	46,615
		8,228,293
Capital World Growth and Income Fund — Page 4 of 9

Common stocks Consumer staples 7.45%	Shares	Value (000)
Altria Group, Inc.	36,657,500	$1,842,406
Philip Morris International Inc.	14,732,563	1,280,702
Nestlé SA	8,454,443	635,123
Imperial Tobacco Group PLC	8,533,000	395,030
Japan Tobacco Inc.	11,467,000	367,433
Thai Beverage PCL	634,924,000	319,094
Pernod Ricard SA	2,187,223	259,392
British American Tobacco PLC	3,134,700	186,032
Wal-Mart de México, SAB de CV, Series V	81,092,946	173,266
Associated British Foods PLC	3,307,511	165,689
SABMiller PLC	2,864,000	159,642
Lorillard, Inc.	2,460,000	155,324
Tingyi (Cayman Islands) Holding Corp.	62,940,000	149,662
Coca-Cola Co.	2,893,800	129,729
Mondelez International, Inc.	3,000,000	117,600
Danone SA	1,248,646	88,172
Unilever NV, depository receipts	1,994,613	81,295
Reckitt Benckiser Group PLC	982,500	80,750
Kraft Foods Group, Inc.	787,166	47,364
Treasury Wine Estates Ltd.	7,212,137	29,102
		6,662,807
Energy 5.55%
BP PLC	193,063,649	1,268,800
Royal Dutch Shell PLC, Class A (GBP denominated)	11,414,100	380,686
Royal Dutch Shell PLC, Class B	7,471,787	259,777
Royal Dutch Shell PLC, Class A (ADR)	897,500	59,603
Royal Dutch Shell PLC, Class A (EUR denominated)	1,686,000	56,318
Royal Dutch Shell PLC, Class B (ADR)	344,800	23,943
Canadian Natural Resources, Ltd.	12,126,930	402,429
EOG Resources, Inc.	3,782,000	327,975
Eni SpA	14,555,300	291,046
Eni SpA (ADR)	253,148	9,921
BG Group PLC	18,497,174	260,424
Suncor Energy Inc.	6,660,519	210,256
Schlumberger Ltd.	2,200,000	189,090
Kinder Morgan, Inc.	4,000,000	165,400
Golar LNG Ltd.	3,754,495	155,887
Chesapeake Energy Corp.	7,500,000	151,950
Devon Energy Corp.	2,475,000	145,951
Exxon Mobil Corp.	1,510,000	136,715
John Wood Group PLC	11,399,500	105,457
LUKOIL OJSC (ADR)	2,187,200	101,792
National Oilwell Varco Inc.	1,165,000	78,102
Southwestern Energy Co.[1]	2,423,363	77,984
ConocoPhillips	1,015,400	67,088
Gazprom OJSC (ADR)	6,870,000	40,155
		4,966,749
Utilities 5.17%
Fortum Oyj	33,311,906	836,461
National Grid PLC	42,955,137	624,791
SSE PLC	23,217,973	595,532
ENDESA, SA	23,129,436	447,384
Dominion Resources, Inc.	5,767,422	418,427
Capital World Growth and Income Fund — Page 5 of 9

Common stocks Utilities (continued)	Shares	Value (000)
EDP - Energias de Portugal, SA	85,373,508	$350,454
PT Perusahaan Gas Negara (Persero) Tbk	682,108,000	332,558
NextEra Energy, Inc.	2,181,952	227,774
Exelon Corp.	4,535,300	164,042
Power Grid Corp. of India Ltd.	64,038,000	147,260
CMS Energy Corp.	4,081,300	135,091
Duke Energy Corp.	1,282,000	103,714
GDF SUEZ	3,372,030	83,140
NRG Energy, Inc.	2,247,500	70,257
Power Assets Holdings Ltd.	6,169,500	58,911
FirstEnergy Corp.	700,760	25,844
		4,621,640
Telecommunication services 4.95%
Verizon Communications Inc.	28,234,133	1,428,365
SoftBank Corp.	9,974,700	669,323
TeliaSonera AB	65,760,715	469,259
CenturyLink, Inc.	10,822,000	441,213
T-Mobile US, Inc.[1]	9,217,718	269,065
Advanced Info Service PCL	30,225,800	219,088
MTN Group Ltd.	7,992,000	157,362
Singapore Telecommunications Ltd.	48,808,810	146,056
OJSC Mobile TeleSystems (ADR)	11,682,438	142,759
BCE Inc.	1,858,100	86,643
TDC A/S	10,000,000	81,104
Deutsche Telekom AG	4,644,420	79,173
KDDI Corp.	1,146,000	73,432
Intouch Holdings PCL	30,879,500	70,533
Türk Telekomünikasyon AS, Class D	16,578,451	53,031
MegaFon OJSC (GDR)	1,840,000	37,996
		4,424,402
Materials 2.94%
Amcor Ltd.	32,684,007	338,339
BASF SE	3,691,000	335,314
Praxair, Inc.	2,588,120	332,263
Syngenta AG	768,000	253,124
Rio Tinto PLC	5,122,300	239,737
ArcelorMittal	15,699,654	192,713
Vale SA, Class A, preferred nominative	22,317,400	174,025
Akzo Nobel NV	2,467,000	170,552
Sherwin-Williams Co.	660,000	161,608
Koninklijke DSM NV	1,865,435	122,720
Glencore PLC	20,885,000	104,656
Celanese Corp., Series A	1,320,000	79,292
Fortescue Metals Group Ltd.	27,175,000	68,014
Linde AG	309,000	58,346
		2,630,703
Miscellaneous 4.96%
Other common stocks in initial period of acquisition		4,434,705
Total common stocks (cost: $60,827,488,000)		83,525,741
Capital World Growth and Income Fund — Page 6 of 9

Preferred securities 0.01% Financials 0.01%	Shares	Value (000)
Citigroup Inc. 7.875% preferred	122,000	$3,249
Total preferred securities (cost: $3,050,000)		3,249
Convertible stocks 0.01% Financials 0.01%
Bank of America Corp., Series L, 7.25% convertible preferred	13,000	15,449
Total convertible stocks (cost: $10,438,000)		15,449
Convertible bonds 0.07% Financials 0.04%	Principal amount (000)
Bank of Ireland 10.00% convertible notes 2016	€23,175	31,520
Telecommunication services 0.03%
Clearwire Corp. 8.25% convertible notes 2040[3]	$26,556	29,345
Total convertible bonds (cost: $57,035,000)		60,865
Bonds, notes & other debt instruments 0.66% Corporate bonds & notes 0.49% Telecommunication services 0.17%
Altice Finco SA, First Lien, 7.75% 2022[3]	6,750	6,995
América Móvil, SAB de CV 6.45% 2022	MXN63,350	4,559
América Móvil, SAB de CV 8.46% 2036	55,000	3,946
MTS International Funding Ltd. 8.625% 2020	$29,630	31,224
MTS International Funding Ltd. 8.625% 2020[3]	6,190	6,523
Numerical Group SA, First Lien, 6.00% 2022[3]	21,500	21,866
Numerical Group SA, First Lien, 6.25% 2024[3]	8,000	8,160
Sprint Nextel Corp. 9.125% 2017	27,750	31,011
Sprint Nextel Corp. 11.50% 2021	33,950	42,352
		156,636
Financials 0.15%
AXA SA 8.60% 2030	8,000	10,839
Barclays Bank PLC, Series RCI, junior subordinated 14.00% (undated)[4]	£4,520	9,387
Developers Diversified Realty Corp. 7.875% 2020	$8,075	10,063
Discover Financial Services 10.25% 2019	4,334	5,602
ERP Operating LP 5.125% 2016	2,886	3,043
ERP Operating LP 5.75% 2017	2,055	2,282
HBOS PLC 6.75% 2018[3]	36,490	41,099
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated)[3,4]	30,300	32,648
Simon Property Group, LP 6.125% 2018	890	1,023
Simon Property Group, LP 10.35% 2019	5,170	6,851
Standard Chartered Bank 6.40% 2017[3]	8,451	9,429
		132,266
Materials 0.10%
ArcelorMittal 4.25% 2015[4]	16,500	16,830
ArcelorMittal 10.35% 2019[4]	20,000	24,425
ArcelorMittal 6.75% 2022[4]	24,365	26,604
Capital World Growth and Income Fund — Page 7 of 9

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
CRH America, Inc. 6.00% 2016	$1,260	$1,367
CRH America, Inc. 8.125% 2018	15,540	18,737
		87,963
Energy 0.05%
BP Capital Markets PLC 3.875% 2015	7,320	7,389
Gazprom OJSC 8.146% 2018	4,415	4,697
Gazprom OJSC, Series 9, 6.51% 2022	30,710	30,288
Gazprom OJSC, Series 2, 8.625% 2034	1,015	1,130
Gazprom OJSC 7.288% 2037	2,740	2,737
		46,241
Consumer discretionary 0.02%
Marks and Spencer Group PLC 6.25% 2017[3]	100	111
Marks and Spencer Group PLC 7.125% 2037[3]	15,550	18,721
		18,832
Total corporate bonds & notes		441,938
U.S. Treasury bonds & notes 0.14% U.S. Treasury 0.14%
U.S. Treasury 0.25% 2015	67,700	67,757
U.S. Treasury 0.375% 2016[5]	55,000	55,117
Total U.S. Treasury bonds & notes		122,874
Bonds & notes of governments outside the U.S. 0.03%
United Mexican States Government, Series M20, 10.00% 2024	MXN250,000	23,695
Total bonds, notes & other debt instruments (cost: $514,301,000)		588,507
Short-term securities 5.69%
Abbott Laboratories 0.10% due 2/2/2015[3]	$20,000	19,997
American Honda Finance Corp. 0.11%—0.12% due 12/9/2014—1/22/2015	100,000	99,989
ANZ New Zealand (International) Ltd. 0.16% due 2/27/2015[3]	50,000	49,981
Bank of Nova Scotia 0.17%—0.18% due 12/16/2014—12/19/2014[3]	121,500	121,495
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.15% due 12/5/2014	36,600	36,599
BASF AG 0.10% due 12/15/2014[3]	25,000	24,999
CAFCO, LLC 0.20% due 3/5/2015	25,000	24,987
Chevron Corp. 0.12% due 1/20/2015[3]	50,000	49,990
Coca-Cola Co. 0.12% due 2/12/2015[3]	50,000	49,988
Credit Suisse New York Branch 0.22%—0.26% due 2/11/2015—3/16/2015	50,000	49,968
Electricité de France 0.14% due 12/19/2014[3]	50,000	49,996
Fannie Mae 0.05%—0.16% due 12/1/2014—8/17/2015	911,374	911,196
Federal Farm Credit Banks 0.09%—0.15% due 3/26/2015—9/8/2015	200,000	199,835
Federal Home Loan Bank 0.06%—0.17% due 12/3/2014—8/3/2015	922,628	922,415
Freddie Mac 0.06%—0.19% due 1/8/2015—11/23/2015	1,221,900	1,221,225
General Electric Capital Corp. 0.15%—0.21% due 1/13/2015—1/29/2015	100,000	99,991
Gotham Funding Corp. 0.16%—0.18% due 1/6/2015—1/26/2015[3]	75,000	74,983
Jupiter Securitization Co., LLC 0.20% due 5/5/2015[3]	50,000	49,950
KfW 0.09% due 1/5/2015[3]	50,000	49,997
Microsoft Corp. 0.06%—0.10% due 12/3/2014—2/10/2015[3]	114,300	114,284
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 12/10/2014[3]	34,900	34,899
Mizuho Funding LLC 0.19%—0.23% due 1/9/2015—4/13/2015[3]	100,000	99,944
Nestlé Capital Corp. 0.20% due 7/2/2015[3]	52,000	51,938
Capital World Growth and Income Fund — Page 8 of 9

Short-term securities	Principal amount (000)	Value (000)
Nordea Bank AB 0.18%—0.25% due 12/23/2014—5/26/2015[3]	$183,900	$183,808
Old Line Funding, LLC 0.17%—0.22% due 2/6/2015—4/6/2015[3]	85,750	85,701
Rabobank USA Financial Corp. 0.20% due 4/13/2015	50,000	49,958
Sumitomo Mitsui Banking Corp. 0.10%—0.22% due 12/5/2014—1/16/2015[3]	126,600	126,585
Svenska Handelsbanken Inc. 0.18% due 12/22/2014[3]	44,100	44,097
Thunder Bay Funding, LLC 0.22% due 4/1/2015—5/11/2015[3]	54,200	54,153
Toronto-Dominion Holdings USA Inc. 0.16%—0.17% due 1/5/2015—1/23/2015[3]	104,400	104,384
Victory Receivables Corp. 0.16% due 1/12/2015[3]	27,650	27,644
Total short-term securities (cost: $5,084,789,000)		5,084,976
Total investment securities 99.84% (cost: $66,497,101,000)		89,278,787
Other assets less liabilities 0.16%		146,713
Net assets 100.00%		$89,425,500
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,643,710,000, which represented 1.84% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $493,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
EUR/€ = Euros
GBP/£ = British pounds
HKD = Hong Kong dollars
MXN = Mexican pesos
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-033-0115O-S42208	Capital World Growth and Income Fund — Page 9 of 9

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Capital World Growth and Income Fund (the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 8, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended November 30, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the Capital World Growth and Income Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the Capital World Growth and Income Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 30, 2015

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 30, 2015